                      EXCELSIOR INSTITUTIONAL MONEY FUND

                                     LOGO

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                               Excelsior Funds
               6 St. James Avenue, Boston, Massachusetts 02116
  For initial purchase or existing account information, call (800) 909-1989
                     (from overseas, call (617) 557-1755)
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   This Prospectus describes Excelsior Institutional Money Fund (the "Fund"), a mutual fund offered to institutional investors. The Fund is a separate series of Excelsior Funds (the "Trust"), an open-end diversified management investment company.

   The investment objective of the Fund is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in Cash Reserves Portfolio (the "Portfolio"), a diversified open-end management investment company with the same investment objective as the Fund. Cash Reserves Portfolio seeks to achieve this investment objective by investing in U.S. dollar-denominated money market obligations with maturities of 397 days or less issued by U.S. and non-U.S. issuers.


   SHARES OF THE FUND ("SHARES") ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. THE FUND SEEKS TO MAINTAIN ITS NET ASSET VALUE PER SHARE AT $1.00 FOR PURPOSES OF PURCHASES AND REDEMPTIONS, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUING BASIS. INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   Unlike other mutual funds which directly acquire and manage their own portfolios of securities, the Trust seeks to achieve the Fund's investment objective by investing all of the Fund's investable assets in the Portfolio. Consequently, the investment experience of the Fund will correspond directly with the investment experience of the Portfolio. The Fund invests in the Portfolio through Signature Financial Group, Inc.'s two-tier structure known as the Hub and Spoke(R) financial services method. The Hub and Spoke(R) investment fund structure employs a two-tier master/feeder fund structure and is a registered service mark of Signature Financial Group, Inc. See "Special Information Concerning Hub and Spoke(R) Structure" on page 7.


   The Fund is distributed by Signature Broker-Dealer Services, Inc. ("SBDS"). The Portfolio is advised by Citibank, N.A. (the "Investment Adviser"). The Fund receives supplemental investment management services from United States Trust Company of New York ("U.S. Trust").

   This Prospectus sets forth concisely the information about the Fund that a prospective investor should consider before investing. Investors should read this Prospectus carefully and retain it for future reference. Additional information about the Fund is contained in a Statement of Additional Information, which has been filed with the Securities and Exchange Commission and is available without charge upon request by writing to the Trust at its address shown above or by calling (617) 423-0800. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


                       Prospectus dated January 1, 1997

                             SUMMARY OF EXPENSES


   The following tables provide (i) a summary of expenses relating to purchases and sales of Shares of the Fund and the aggregate annual operating expenses for the Fund and the Portfolio for the fiscal year ended August 31, 1996, expressed as a percentage of the average net assets of the Fund, and
(ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund.


Shareholder Transaction Expenses  ..................................      None
Advisory Fees(1) (after fee waivers)  ..............................      .07%
12b-1 Fees  ........................................................      None
Other Expenses
   Administration Fees .............................................      .01%
   Administrative Servicing Fees ...................................      .09%
   Other Operating Expenses (after expense reimbursements)(2).......      .08%
                                                                          ---
Total Fund Operating Expenses (after fee waivers and expense
   reimbursements) .................................................      .25%
                                                                          ===

------
(1)Reflects fees incurred by the Portfolio for advisory services rendered by the Investment Adviser. U.S. Trust receives no additional fee for providing supplemental investment management services to the Fund. See "Management of the Trust and the Portfolio" below.

(2)Includes the other operating expenses of the Portfolio that are allocable to the Fund. See "Management of the Trust and the Portfolio" below.


                                   EXAMPLE

   You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption of your investment at the end of the following periods:

1 Year .............................................................    $ 3
3 Years  ............................................................    $ 8
5 Years  ............................................................    $14
10 Years  ...........................................................    $32


   The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses that shareholders of the Fund will bear directly or indirectly. The Fund's administrator has voluntarily agreed to reimburse the Fund for certain expenses, and the Investment Adviser and the Portfolio's administrator have each voluntarily agreed to waive a portion of their fees such that, following such waivers and reimbursements, the total operating expenses for the current fiscal year (including amortization of organization costs and the Fund's allocated portion of the Portfolio's expenses, but exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of the Fund on an annual basis would be equal to
 .25% of the average daily net assets of the Fund. These fee waivers and expense reimbursements are reflected in the expense table and example. These fee waivers and expense reimbursements may be modified or terminated at any time. Without such waivers and reimbursements, the advisory fee of the Portfolio would be equal on an annual basis to 0.15% of the Portfolio's average daily net assets, "Other operating expenses" of the Fund would be equal on an annual basis to 0.13% of the average daily net assets of the Fund, and "Total Fund Operating Expenses," including the Fund's share of Portfolio expenses, would be equal on an annual basis to 0.69% of the average daily net assets of the Fund. For more information about the expenses of the Fund and the Portfolio, see "Management of the Trust and the Portfolio."

   THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXPENSE SUMMARY AND EXAMPLE.

   The trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if the Trust paid directly for the services of an investment adviser and the assets of the Fund were invested directly in the kinds of securities being held by the Portfolio.


                             FINANCIAL HIGHLIGHTS


   The following selected data for a Share of the Fund outstanding for the indicated periods should be read in conjunction with the financial statements appearing in the Fund's annual report to shareholders, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the table below, have been audited by Price Waterhouse LLP, independent accountants. Copies of the annual report may be obtained from the Trust free of charge by calling the number on the front cover of this Prospectus.



                                                                                             For the period
                                                                                            November 8, 1993
                                                                          For the Year      (Commencement of
                                                   For the Year Ended         Ended          Operations) to
                                                    August 31, 1996      August 31, 1995     August 31, 1994
                                                   ------------------   -----------------    ----------------
Net asset value, beginning of period  ..........        $   1.00            $   1.00            $   1.00
Net investment income from operations  .........          0.0547              0.0579              0.0308
Dividends from net investment income  ..........         (0.0547)            (0.0579)            (0.0308)
                                                        --------            --------            --------
Net asset value, end of period  ................        $   1.00            $   1.00            $   1.00
                                                        ========            ========            ========
Total return  ..................................            5.61%               5.95%               3.87%(2)
Ratios:
   Net investment income to average net
     assets(1)  ................................            5.55%               5.59%               4.39%(2)
   Expenses to average net assets(1) ...........            0.25%               0.25%               0.19%(2)
Total net assets, end of period (000's omitted)         $293,290            $638,111            $770,658

------
(1)Reflects the Fund's proportionate share of the Portfolio's expenses as well as voluntary fee waivers. If the voluntary fee waivers had not been in place, the ratios of net investment income and expenses to average net assets would have been as follows:

Net investment income to average net assets      5.11%      5.16%      4.28%(2)
Expenses to average net assets  ............     0.69%      0.68%      0.31%(2)

(2)Annualized.

                      INVESTMENT OBJECTIVE AND POLICIES

INTRODUCTION

   The Trust was organized as a business trust under the laws of the State of Delaware, with the Fund established as separate series of the Trust, on October 25, 1993. Shares of the Fund are continuously sold only to institutional investors.

INVESTMENT OBJECTIVE


   The investment objective of the Fund is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in Cash Reserves Portfolio, a diversified open-end management investment company with the same investment objective as the Fund. Cash Reserves Portfolio seeks to achieve its investment objective by investing in U.S. dollar-denominated money market obligations with maturities of 397 days or less issued by U.S. and non-U.S. issuers. The approval of the Fund's shareholders is not required to change its investment objective and investment policies, and the approval of the investors in the Portfolio is not required to change the Portfolio's investment objective or any of the Portfolio's investment policies discussed below, except that the concentration policy with respect to bank obligations described in paragraph (1) below is fundamental. Any changes in the Fund's or the Portfolio's non-fundamental investment objective or policies could result in the Fund having investment objectives and policies different from those applicable at the time of a shareholder's investment in the Fund.


INVESTMENT POLICIES AND STRATEGIES


   Since the investment characteristics of the Fund are the same as those of the Portfolio, the following is a discussion of the various investment policies and strategies employed by the Portfolio. The Portfolio uses the amortized cost method to value its securities, and has a dollar-weighted portfolio maturity not exceeding 90 days.

   Cash Reserves Portfolio seeks to achieve its investment objective through investments limited to the following types of U.S. dollar-denominated money market instruments. All investments by Cash Reserves Portfolio mature or are deemed to mature within 397 days from the date of acquisition, and the average maturity of the investments held by Cash Reserves Portfolio (on a dollar-weighted basis) is 90 days or less. All investments by Cash Reserves Portfolio are in securities of high quality (i.e., rated in the highest rating category for short-term obligations by at least two nationally recognized statistical rating organizations (each an "NRSRO") assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO, or, in the case of an investment which is not rated, of comparable quality as determined by the Investment Adviser) and are determined by the Investment Adviser to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in lower yield than would be available from investments in instruments with a lower quality or a longer term. Under the 1940 Act, the Fund and Cash Reserves Portfolio are each classified as "diversified," although in the case of the Fund, all of its investable assets are invested in the Portfolio. In accordance with the portfolio diversification requirements of the 1940 Act, Cash Reserves Portfolio must invest all of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.


   The Portfolio will limit its investments to the types of instruments described below:

   (1) Bank obligations. Cash Reserves Portfolio invests at least 25% of its assets, and may invest up to 100% of its assets, in bank obligations. This concentration policy is fundamental and may not be changed without the approval of the investors in Cash Reserves Portfolio. These obligations include, but are not limited to, negotiable certificates of deposit, banker's acceptances and fixed time deposits. Cash Reserves Portfolio limits its investments in U.S. bank obligations (including their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. Government. Cash Reserves Portfolio may also invest in certificates of deposit issued by banks the deposits in which are insured by the Federal Deposit Insurance Corporation ("FDIC"), through either the Bank Insurance Fund or the Savings Association Insurance Fund, having total assets of less than $1 billion, provided that Cash Reserves Portfolio at no time owns more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully insured by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by Cash Reserves Portfolio, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on Cash Reserves Portfolio's right to transfer a beneficial interest in the deposit to a third party.

   Cash Reserves Portfolio limits its investments in non-U.S. bank obligations (i.e., obligations of non-U.S. branches and subsidiaries of U.S. banks, and U.S. and non-U.S. branches of non-U.S. banks) to U.S. dollar-denominated obligations of banks which at the time of investment are branches or subsidiaries of U.S. banks which meet the criteria in the preceding paragraph or are branches of non-U.S. banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
(ii) in terms of assets are among the 75 largest non-U.S. banks in the world;
(iii) have branches or agencies in the United States; and (iv) in the opinion of the Investment Adviser, are of an investment quality comparable to obligations of U.S. banks which may be purchased by Cash Reserves Portfolio. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Cash Reserves Portfolio also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland), Scandinavia (Denmark, Norway, Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Cash Reserves Portfolio does not purchase any bank obligation issued by the Investment Adviser or any of its affiliates.


   Since Cash Reserves Portfolio invests at least 25% of its assets, and may invest up to 100% of its assets, in bank obligations, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general eco-nomic conditions play an important part in the operation of this industry, and exposure to credit losses arising from possible financial difficulties of borrowing might affect a bank's ability to meet its obligations.


   Since Cash Reserves Portfolio may hold obligations of non-U.S. branches and subsidiaries of U.S. banks, and U.S. and non-U.S. branches of non-U.S. banks, an investment in the Fund involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by Cash Reserves Portfolio, the possible seizure or nationalization of non-U.S. deposits, and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might affect adversely such payment on such obligations held by Cash Reserves Portfolio. In addition, there may be less publicly-available information about a non-U.S. branch or subsidiary of a U.S. bank or a U.S. or non-U.S. branch of a non-U.S. bank than about a U.S. bank, and such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping standards and requirements. The Statement of Additional Information includes more detailed information concerning U.S. and non-U.S. bank obligations under the caption "Investment Objective, Policies and Restrictions -- Cash Reserves Portfolio."

   (2) Obligations of, or guaranteed by, non-U.S. governments. Cash Reserves Portfolio limits its investments in non-U.S. government obligations to obligations of or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland), Scandinavia (Denmark, Norway, Sweden), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in paragraph 1 above in connection with the purchase of non-U.S. bank obligations.

   (3) Commercial paper or other short-term instruments rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or, if not rated, determined to be of comparable quality by the Investment Adviser, such as unrated commercial paper issued by corporations having an outstanding unsecured debt issue currently rated Aaa by Moody's or AAA by Standard & Poor's. For a description of these ratings see the Appendix to this Prospectus.

   (4) Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the "full faith and credit" of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal Home Loan Mortgage Corporation, and (iii) obligations of the Student Loan Marketing Association, respectively. Issues of the U.S. Treasury in which the Portfolio may invest include Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury.

   (5) Repurchase agreements, providing for resale within 397 days or less, covering obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities which may have maturities in excess of 397 days. A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to Cash Reserves Portfolio's custodian either physically or in book entry form and the collateral is marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the vendor, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. If the vendor of a repurchase agreement becomes bankrupt, Cash Reserves Portfolio might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral. Cash Reserves Portfolio may enter into repurchase agreements only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures described above which govern Cash Reserves Portfolio's investment in repurchase obligations are designed to minimize Cash Reserves Portfolio's risk of losses in making those investments.

   (6) Asset-backed securities, which may include securities such as Certificates for Automobile Receivables ("CARS") and Credit Card Receivable Securities ("CARDS"), as well as other asset-backed securities that may be developed in the future. CARS represent fractional interests in pools of car installment loans, and CARDS represent fractional interests in pools of revolving credit card receivables. The rate of return on asset-backed securities may be affected by early prepayment of principal on the underlying loans or receivables. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables.

   Cash Reserves Portfolio does not purchase securities which it believes, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of Cash Reserves Portfolio's investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of Cash Reserves Portfolio's investments, the effect may be to reduce the income received by Cash Reserves Portfolio on such investments.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements and in order to generate additional income, Cash Reserves Portfolio may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by Cash Reserves Portfolio would not exceed 33 1/3 % of the Portfolio's assets.

   In the event of the bankruptcy of the other party to a securities loan, Cash Reserves Portfolio could experience delays in recovering the securities loaned. To the extent that, in the meantime, the value of the securities loaned has increased, Cash Reserves Portfolio could experience a loss.

   Private Placements and Illiquid Investments. The Portfolio may invest up to 10% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price.
                                    * * *

   The Statement of Additional Information includes further discussion of investment policies and a listing of investment restrictions which govern the investment activities of the Fund and the Portfolio. Certain of these investment restrictions may not be changed, in the case of the Fund, without the approval of the Fund's shareholders or, in the case of the Portfolio, without the approval of the investors in the Portfolio. If a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Portfolio or a later change in the rating of a security held by the Portfolio is not considered a violation of the policy or restriction.

          SPECIAL INFORMATION CONCERNING HUB AND SPOKE(R) STRUCTURE

   Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Trust seeks to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in the Portfolio, a separate registered investment company with the same investment objective. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to issue their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from SBDS at (617) 423-0800. The Hub and Spoke investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.


   The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but not without written notice thereof to the Fund's shareholders thirty days prior to implementing the change. If there were a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs. The investment objective of the Portfolio may be changed without the approval of the investors in the Portfolio, but not without written notice thereof to the investors in the Portfolio (and notice by the Trust to Fund shareholders) thirty days prior to implementing the change. There can, of course, be no assurance that the investment objective of either the Fund or the Portfolio will be achieved. See "Investment Restrictions" in the Statement of Additional Information for a description of the fundamental investment policies and restrictions of the Portfolio that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio. Except as stated otherwise, all investment objectives, policies and restrictions described herein and in the Statement of Additional Information are non-fundamental.


   Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Subject to exceptions that are not inconsistent with applicable rules or policies of the Securities and Exchange Commission, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the trustees or officers of the Trust in the same proportion as Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objective, policies or restrictions may require the Trust to withdraw the Fund's investment in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

   The Trust may withdraw the investment of the Fund from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio.

   For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies" herein and in the Statement of Additional Information. For descriptions of the management of the Portfolio, see "Management of the Trust and the Portfolio" herein and in the Statement of Additional Information. For description of the expenses of the Portfolio, see "Management of the Trust and the Portfolio" below.

                              PRICING OF SHARES

   The net asset value of the Fund is determined and the Shares of the Fund are priced for purchases and redemptions as of 3 P.M. (Eastern time) on each day the New York Stock Exchange is open for trading (a "Business Day"). Currently, the days on which the Fund is closed (other than weekends) are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of Shares of the Fund outstanding at the time the determination is made.

   The assets in the Portfolio are valued based upon the amortized cost method. The Trust seeks to maintain a net asset value per Share of $1.00 for the Fund, although there can be no assurance the net asset value will not vary. See "Net Income, Dividends and Distributions" below.

                      HOW TO PURCHASE AND REDEEM SHARES

PURCHASE OF SHARES

   Shares of the Fund may be purchased without a sales charge on any Business Day at the net asset value next determined after an order is transmitted to and accepted by the Distributor. Except as provided under "Investor Programs" below, the minimum initial investment is $1,000. There is no minimum for subsequent investments. Purchases will be effected on the same day provided the order is received by 3 P.M. (Eastern time). The Distributor, Signature Broker-Dealer Services, Inc. ("SBDS"), has established procedures for purchasing Shares in order to accommodate different types of investors (see "Purchase Procedures" below).

   Shares of the Fund may be purchased only in those states where they may be lawfully sold. The Trust reserves the right to cease offering Shares for sale at any time and the Distributor and the Trust each reserve the right to reject any order for the purchase of Shares.

  PURCHASE PROCEDURES

   Shares may be purchased directly only by institutional investors ("Institutional Investors"). Certain Institutional Investors (each a "Shareholder Organization") may elect to hold of record Shares for their customers ("Customers") and to record beneficial ownership of Shares on the account statements provided to their Customers. In that case, it is each Shareholder Organization's responsibility to transmit to the Distributor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to Chase Global Funds Services Company ("CGFSC"), the sub-transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such purchases and redemptions by Shareholder Organizations for the benefit of their Customers will be sent by CGFSC to the particular Shareholder Organization. In the alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Customers' purchase and redemption orders with the Fund, CGFSC will send confirmations of such transactions and periodic account statements directly to the Customers.

   Customers may agree with a particular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular account, Shareholder Organizations may charge a Customer's account fees for automatic investment and other cash management services provided. Customers should contact their Shareholder Organization directly for further information.

   The Trust enters into shareholder servicing agreements with Shareholder Organizations which agree to provide their Customers various shareholder administrative services with respect to their Shares (hereinafter referred to as "Service Organizations"). Shares in the Fund bear the expense of fees payable to Service Organizations for such services. See "Management of the Trust and the Portfolio -- Service Organizations."

  PURCHASES BY WIRE

   Investors may purchase Shares by wiring federal funds to CGFSC. Prior to making an initial investment by wire, an investor must telephone CGFSC at
(800) 909-1989 (from overseas, please call (617) 557-1755) for instructions, including a wire control number. Federal funds and registration instructions should be wired through the Federal Reserve System to:

        The Chase Manhattan Bank, N.A.
        ABA #021000021
        Excelsior Funds
        Credit DDA #910-2-733046
        [Account Registration]
        [Account Number]
        [Wire Control Number] *See Above*

   It is intended that the Fund and the Portfolio will be as fully invested at all times as is reasonably practicable in order to enhance the yield on their respective assets. Accordingly, in order to make investments which will immediately generate income, the Fund must have federal funds available. Shares purchased by federal funds wire will be effected at the net asset value per share next determined after acceptance of the order. Orders for Shares received and accepted no later than 3 P.M. (Eastern time) will be entitled to dividends on that Business Day, provided the federal funds wire has been received by the Fund's bank on that Business Day. Purchase orders received and accepted after 3 P.M. (Eastern time) will be effected at the net asset value next determined and will not receive the dividend declared that day even if the Fund receives federal funds on that day.

   Investors making initial investments by wire must promptly complete the application accompanying this Prospectus and forward it to CGFSC. No account application is required for subsequent purchases. Completed applications should be directed to:

                               Excelsior Funds
                   c/o Chase Global Funds Services Company
                                P.O. Box 2798
                            Boston, MA 02208-2798

   The application may also be sent via facsimile. Please contact CGFSC at
(800) 909-1989 for complete instructions. Redemptions by investors will not be processed until the completed application for purchase of Shares has been received and accepted by CGFSC. Investors making subsequent investments by wire should follow the above instructions.

  PURCHASES BY TELEPHONE

   For investors who have previously selected the telephone purchase option, a purchase order may be placed by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). The purchase by telephone will be effected at the net asset value per Share next determined after acceptance of the order. Orders for Shares properly received and accepted no later than 3 P.M. (Eastern time) will be entitled to dividends on that Business Day provided that the Fund's bank has received federal funds on that Business Day.

   By establishing the telephone purchase option, the investor authorizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. Excelsior Funds, CGFSC and the Distributor will not be held liable for any loss, liability, cost or expense for acting upon such instructions. Accordingly, investors will bear the risk of loss. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephonic instructions and/or requiring the caller to provide some form of personal identification.

   This service may be modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Shareholder Organizations may charge their Customers additional fees. Customers should contact their Shareholder Organization directly for further information.

  PURCHASES BY MAIL

   Investors may purchase Shares by completing the application for purchase of Shares accompanying this Prospectus and mailing it, together with a check payable to Excelsior Funds, to:

                               Excelsior Funds
                   c/o Chase Global Funds Services Company
                                P.O. Box 2798
                            Boston, MA 02208-2798

   Subsequent investments in an existing account in the Fund may be made at any time by sending to the above address a check payable to Excelsior Funds along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a subsequent order form which may be obtained from CGFSC; or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made.

   Shares purchased by check will be effected at the net asset value next determined after receipt and acceptance of the order by the Distributor. Such Shares are entitled to earn dividends on that Business Day. Shares paid for by check cannot be redeemed until the funds have been collected, which may take up to fifteen days. Redemption delays may be avoided by purchasing Shares by federal funds wire.

REDEMPTION PROCEDURES

   Investors may redeem all or any portion of the Shares in their account at the net asset value next determined after prior receipt in good form and acceptance of an order for redemption. Proceeds from redemption orders received and accepted by 3 P.M. (Eastern time) will normally be sent the next Business Day; proceeds are sent in any event within five Business Days. Shares redeemed will be entitled to dividends up to and including the Business Day prior to the day of redemption.

   It is necessary for investors to have on file appropriate documentation authorizing redemptions by the institution or entity before a redemption request is considered in proper form.

   Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Fund in accordance with the procedures governing their accounts at their Shareholder Organization. It is the responsibility of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemption proceeds on a timely basis.

   An investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such investors should contact their registered investment adviser or certified financial planner for further information on transaction fees.

   Investors may redeem all or part of their Shares in accordance with any of the procedures described below. These procedures only apply to Customers of Shareholders Organizations for whom individual accounts have been established with CGFSC. Customers whose individual accounts are maintained by Shareholder Organizations must contact their Shareholder Organization directly to redeem Shares.

   If any portion of the Shares to be redeemed represents an investment made by check, the Trust and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations; such collection process may take up to fifteen days. An investor who anticipates the need for more immediate access to its investment should purchase Shares by federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds. If a purchase check is not collected, the purchase will be cancelled and CGFSC will charge a fee of $25.00 to the investor's account.

  REDEMPTION BY WIRE OR TELEPHONE

   Investors who maintain an account at CGFSC and have so indicated on their application, or have subsequently arranged in writing to do so, may redeem Shares by instructing CGFSC, by wire or telephone, to wire the redemption proceeds directly to the investor's predesignated bank account at any commercial bank in the United States. Investors may have their Shares redeemed by wire by instructing CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). No charge is imposed by Excelsior Funds for wiring redemption payments to investors, although Shareholder Organizations may charge their Customers for wiring or crediting such redemption payments to their accounts. Information relating to such redemption services and charges, if any, is available to Customers directly from their Shareholder Organizations.

   In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank account designated to receive redemption proceeds, an investor must send a written request to Excelsior Funds at the address listed below under "Redemption by Mail." Such requests must be signed by the investor, with signatures guaranteed (see "Redemption by Mail" below for details regarding signature guarantees). Further documentation may be requested.

   CGFSC and the Distributor reserve the right to refuse a wire or telephone redemption. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by the Trust or the Distributor. Excelsior Funds, CGFSC and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions believed to be genuine. See "Purchases by Telephone" above.

  REDEMPTION BY MAIL

   Shares may be redeemed by submitting a written request for redemption to:

                               Excelsior Funds
                   c/o Chase Global Funds Services Company
                                P.O. Box 2798
                            Boston, MA 02208-2798

   A written request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed for each registered owned by its authorized officer exactly as the Shares are registered.

   A redemption request for an amount in excess of $5,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 909-1989 or at the address given above. CGFSC may require additional supporting documents. A redemption request will not be deemed to be properly received in good form until CGFSC receives all required documents in proper form.

   Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755).

  OTHER REDEMPTION INFORMATION

   Investors may be required to redeem Shares in the Fund after 60 days written notice if due to investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance with respect to Shares of the Fund and the balance in such account falls below that minimum, the Customer may be required by the Shareholder Organization to redeem all or part of its Shares to the extent necessary to maintain the required minimum balance.

                              INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

   Shares of the Fund may be exchanged without payment of any exchange fee for Institutional Shares of any investment portfolio of Excelsior
Institutional Trust at their respective net asset values, provided that such other shares may legally be sold in the state of the investor's residence.

   Excelsior Institutional Trust currently offers Institutional Shares in nine investment portfolios as follows:


   Equity Fund, a fund seeking long-term capital appreciation through investments in companies believed to represent good long-term values not currently recognized in the market prices of their securities;

   Income Fund, a fund seeking to provide as high a level of current interest income as is consistent with moderate risk of capital and maintenance of liquidity through investments in a broad range of investment grade securities;

   Total Return Bond Fund, a fund seeking to maximize the total rate of return consistent with moderate risk of capital and maintenance of liquidity by investing principally in a broad range of investment grade fixed income securities;

   Bond Index Fund, a fund that seeks to provide investment results that correspond to the investment performance of the Lehman Brothers Aggregate Bond Index;

   Balanced Fund, a fund that seeks to provide a high total return from a diversified portfolio of equity and fixed income securities;

   Equity Growth Fund, a fund seeking to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of primarily medium and large capitalization companies which are believed to have potential for above-average growth in earnings and dividends;

   International Equity Fund, a fund seeking to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities;

   Optimum Growth Fund, a fund seeking superior, risk-adjusted total return through investments in a diversified portfolio of equity securities whose growth prospects, in the opinion of its investment adviser, appear to exceed that of the overall market; and

   Value Equity Fund, a fund seeking long-term capital appreciation through investments in a diversified portfolio of equity securities whose market value, in the opinion of its investment adviser, appears to be undervalued relative to the marketplace.

   An exchange involves a redemption of all or a portion of the Shares in the Fund and the investment of the redemption proceeds in shares of an investment portfolio of Excelsior Institutional Trust. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the exchange request is received. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after acceptance of the exchange request.

   Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Fund. For further information regarding exchange privileges, shareholders should call
(800) 909-1989 (from overseas, please call (617) 557-1755). Excelsior Funds, CGFSC and the Distributor are not responsible for the authenticity of exchange requests received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, Excelsior Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration.

   An exchange of shares is treated for federal and state income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and the exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Shareholders exchanging shares of the Fund for Institutional Shares of an investment portfolio of Excelsior Institutional Trust should carefully review the prospectus for such shares prior to making an exchange.

   The exchange option may be changed, modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Shareholder Organizations may charge their customers fees. Customers should contact their Shareholder Organizations directly for further information.

RETIREMENT PLANS

   Shares are available for purchase by investors in connection with the following tax-deferred prototype retirement plans offered by U.S. Trust:

   IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

   Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

   Keogh Plans for self-employed individuals.

   Institutional Investors or Customers of Shareholder Organizations investing in Shares pursuant to a retirement plan are not subject to the minimum investment and forced redemption provisions described above. Detailed information concerning eligibility, service fees and other matters related to these plans is available from the Trust by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). Customers of Shareholder Organizations may purchase Shares pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

                   NET INCOME, DIVIDENDS AND DISTRIBUTIONS

   The net income of the Portfolio is determined each Business Day (and on such other days as are deemed necessary in order to comply with Rule 22c-1 under the 1940 Act). This determination is made once during each such day as of 3 P.M. (Eastern time). All the net income of the Portfolio, as defined below, so determined is allocated pro rata among the Fund and the other investors in the Portfolio at the time of such determination.

   For this purpose the net income of the Portfolio (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Portfolio, less (ii) all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Portfolio. Securities are valued at amortized cost, which the trustees of the Portfolio have determined in good faith constitutes fair value for the purpose of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of a security held by the Portfolio is higher or lower than the price the Portfolio would receive if the security were sold. This valuation method will continue to be used until such time as the trustees of the Portfolio determine that it does not constitute fair value for such purposes.

   The net income of the Fund is determined at the same time and on the same days as the net income of the Portfolio is determined. Substantially all of the net income of the Fund, as defined below, so determined is declared in Shares as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the Business Day they are purchased. Dividends are distributed monthly on or about the last Business Day of each month. Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional full and fractional Shares at the rate of one Share for each one dollar of dividends.


   For this purpose the net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued on the assets of the Fund (i.e., the Fund's pro rata share of the net income of the Portfolio), less (ii) all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

   Since substantially all of the net income of the Fund is declared as a dividend each time net income is determined, the net asset value per Share of the Fund (i.e., the value of the net assets of the Fund divided by the number of Shares of the Fund outstanding) is expected to remain at $1.00 per Share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividends, is reflected by an increase in the number of Shares of the Fund in its account.

   It is expected that the Fund will have a positive net income at the time of each determination thereof. If for any reason the net income of the Fund is a negative amount, which could occur, for instance, upon default by an issuer of a security held by the Portfolio, the Trust would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the Trust would reduce the number of outstanding Shares of the Fund by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional Shares in the account of such shareholder which represents such shareholder's proportion of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by its investment in the Fund. Thus, the net asset value per Share of the Fund will, to the extent possible, be maintained at a constant $1.00.

                                    TAXES

   Each year, the Trust intends to qualify the Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's non-U.S. source income may be subject to non-U.S. withholding taxes. If the Fund fails to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and the Fund's distributions would continue to be taxable as ordinary dividend income to shareholders. The Portfolio believes that it will not be required to pay any federal income or excise taxes.

   Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and realized net capital gains distributions, if any, they receive from the Fund. Dividends from income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains, if any, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such month will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year. Dividends and capital gain distributions, if any, paid to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. After the end of each calendar year, each shareholder will receive information for tax purposes on the dividends and any realized net capital gains distributions received during that calendar year including the portion taxable as ordinary income and the portion taxable as capital gain.

   The Trust may be required to withhold federal income tax at the rate of 31% from all taxable distributions payable to shareholders who do not provide the Trust with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

   The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

   Foreign Shareholders. The Funds will withhold tax payments at a rate of 30% (or any lower applicable tax treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the Funds by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

                  MANAGEMENT OF THE TRUST AND THE PORTFOLIO

   The Trust has retained the services of SBDS as administrator. Cash Reserves Portfolio has retained the services of Signature Financial Group (Cayman), Ltd. as administrator. Citibank is the investment adviser for the Portfolio. The Trust seeks to achieve the investment objectives of the Fund by investing all of the investable assets of the Fund in the Portfolio. Therefore, the Trust relies primarily on the investment advice which Citibank provides to the Portfolio. The Trust has retained the services of U.S. Trust at no additional fee to perform certain investment management functions. For biographical information relating to each of the trustees and officers of the Trust and the Portfolio, see "Management of the Trust and the Portfolio" in the Statement of Additional Information.

                              INVESTMENT ADVISER

   The Investment Adviser manages the assets of the Portfolio pursuant to an Investment Advisory Agreement with the Portfolio. Subject to such policies as the trustees of the Portfolio may determine, the Investment Adviser manages the Portfolio, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains records relating to such purchases and sales. The Investment Adviser maintains its principal offices at 153 East 53rd Street, New York, New York 10043, and is a wholly-owned subsidiary of Citicorp, a registered bank holding company. The Investment Adviser offers a wide range of banking and investment services to customers, and together with its affiliates currently manages more than $83 billion in assets.

   For its services under the Investment Advisory Agreement, the Investment Adviser is entitled to receive investment advisory fees, which are accrued daily and paid monthly, of 0.15% of the Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. The Investment Adviser may waive portions of this fee. The Portfolio paid advisory fees to the Investment Adviser at the annual rate of 0.06% of the Portfolio's average daily net assets, and the Investment Adviser voluntary waived fees at the annual rate of 0.09% of the Portfolio's average daily net assets, during the fiscal year ended August 31, 1996.

                 SUPPLEMENTAL INVESTMENT MANAGEMENT SERVICES

   The Fund receives supplemental investment management services from U.S. Trust pursuant to an investment advisory agreement between the Trust and U.S. Trust (the "Supplemental Advisory Agreement"). U.S. Trust receives no additional fee or other compensation for its services under the Supplemental Advisory Agreement. U.S. Trust makes no investment decisions with respect to the Fund or the Portfolio. Under the Supplemental Advisory Agreement, U.S. Trust reviews certain investment management and custody processes.

   U.S. Trust is a state-chartered bank and trust company which provides trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. U.S. Trust is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clearing House Association. On November 30, 1996, U.S. Trust's Asset Management Group had approximately $51 billion in assets under management. U.S. Trust, which has its principal offices at 114 W. 47th Street, New York, New York 10036-1532, is a subsidiary of U.S. Trust Corporation, a registered bank holding company.

   U.S. Trust also serves an investment adviser to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., which are registered investment companies consisting of the following funds: Equity Fund; Income and Growth Fund; Long-Term Supply of Energy Fund; Productivity Enhancers Fund; Environmentally-Related Products and Services Fund; Aging of America Fund; Communication and Entertainment Fund; Business and Industrial Restructuring Fund; Global Competitors Fund; Early Life Cycle Fund; International Fund; Emerging Americas Fund; Pan European Fund; Pacific/Asia Fund; Money Fund; Government Money Fund; Treasury Money Fund; Short-Term Government Securities Fund; Intermediate-Term Managed Income Fund; Managed Income Fund; Tax-Exempt Money Fund; Short-Term Tax-Exempt Securities Fund; New York Intermediate-Term Tax-Exempt Fund; California Tax-Exempt Income Fund; Intermediate-Term Tax-Exempt Fund and Long-Term Tax-Exempt Fund. U.S. Trust also serves as investment adviser to the Excelsior Institutional Trust family of funds.

                                ADMINISTRATORS

   The Portfolio has an Administrative Services Plan which provides that the Portfolio may obtain the services of an administrator, a transfer agent, a custodian and a fund accountant, and may enter into agreements providing for the payment of fees for such services. Under the Portfolio's Administrative Services Plan, fees paid to the Portfolio's Administrator may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year.

   Pursuant to Administrative Services Agreements, SBDS and Signature Financial Group (Cayman), Ltd. (together with SBDS, the "Administrators") provide the Trust and Cash Reserves Portfolio, respectively, with general office facilities and supervise the overall administration of the Trust and the Portfolio, respectively, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trust and the Portfolio; the preparation and filing of all documents required for compliance by the Trust and the Portfolio with applicable laws and regulations; the preparation and distribution of materials in connection with meetings of trustees and investors; and arranging for the maintenance of books and records of the Trust and the Portfolio. The Administrators provide persons satisfactory to the Board of Trustees of the Trust and the Portfolio to serve as trustees and officers of the Trust and the Portfolio. Such officers and trustees of the Trust or the Portfolio may be directors, officers or employees of the Administrators or their affiliates. For its services and facilities, SBDS receives from the Trust a fee accrued daily and paid monthly at an annual rate equal to 0.01% of the average daily net assets of the Fund, with an annual minimum payment of $20,000, and Signature Financial Group (Cayman), Ltd. receives from Cash Reserves Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.05% of the aggregate average daily net assets of the Portfolio. However, the Administrator for the Portfolio has voluntarily agreed to waive the fee payable from the Portfolio on a month-to-month basis, and the Administrator for the Fund has voluntarily agreed to reimburse the Fund for certain expenses. SBDS is a registered broker-dealer. Each of the Administrators is a subsidiary of Signature Financial Group, Inc. For the year ended August 31, 1996, the Fund paid SBDS administration fees at the annual rate of 0.01% of the Fund's average daily net assets, and Signature Financial Group (Cayman), Ltd. waived all administration fees with respect to the Portfolio.

                              SUB-ADMINISTRATOR

   Pursuant to a Sub-Administrative Services Agreement, Citibank performs such sub-administrative duties for the Portfolio as are from time to time agreed upon by Citibank and Signature Financial Group (Cayman), Ltd. Citibank's sub-administrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Portfolio, participation in the preparation of documents required for compliance by the Portfolio with applicable laws and regulations, preparation of certain documents in connection with meetings of trustees of, and investors in, the Portfolio, and other functions which would otherwise be performed by Signature Financial Group (Cayman), Ltd. as set forth above. For its services as sub-administrator, Citibank receives such compensation as from time to time is agreed upon by Signature Financial Group (Cayman), Ltd. and Citibank, but not more than 0.05% per annum of the average daily net assets of the Portfolio. All such compensation is paid by Signature Financial Group (Cayman), Ltd.

                            SERVICE ORGANIZATIONS

   The Trust enters into an agreement ("Servicing Agreement") with each Service Organization requiring it to provide administrative support services to its Customers beneficially owning Shares. As a consideration for the administrative services provided to Customers, the Fund will pay the Service Organization an administrative service fee at an annual rate of up to .40% of the average daily net asset value of its Shares held by the Service Organization's Customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; and providing periodic statements. Under the terms of the Servicing Agreement, Service Organizations will be required to provide to Customers a schedule of any fees that they may charge in connection with a Customer's investment.

                        CUSTODIANS AND TRANSFER AGENTS

   U.S. Trust serves as custodian of the Fund's assets. Communications to the custodian should be directed to United States Trust Company of New York, 114 West 47th Street, New York, NY 10036. CGFSC provides transfer agency, dividend disbursement and registrar services to the Fund. CGFSC has its principal offices at 73 Tremont Street, Boston, MA 02108-3913.

   Cash Reserves Portfolio has entered into a Transfer Agency and Service Agreement with State Street Bank & Trust Company ("State Street"), pursuant to which State Street (or its affiliate, State Street Canada, Inc.) acts as transfer agent for Cash Reserves Portfolio. The transfer agent maintains an account for each investor in the Portfolio and performs other transfer agency functions. Pursuant to a Custodian Contract, State Street also acts as custodian of the Portfolio's assets. See "Management of the Trust and the Portfolio -- Transfer Agents and Custodians" in the Statement of Additional Information.

                                 DISTRIBUTOR

   Pursuant to a Distribution Agreement, SBDS acts as principal underwriter for the Shares. SBDS and its affiliated entities serve as underwriters and administrators to other mutual funds. SBDS receives no compensation for its services under the Distribution Agreement.

                                   EXPENSES

   The respective expenses of the Trust and the Portfolio include the compensation of their respective trustees who are not affiliated with the Investment Adviser or the Administrators; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust or the Portfolio; insurance premiums; and expenses of calculating the net asset value of, and the net income on, interests in the Portfolio and Shares of the Fund.

   Expenses of the Trust also include all fees under its Administrative Services Agreement; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses of shareholder and trustee meetings; expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Company Institute allocable to the Trust.

   Expenses of the Portfolio also include all fees under the Portfolio's Administrative Services Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and trustees; and the advisory fees payable to the Investment Adviser under the Advisory Agreement.

                                 BANKING LAWS

   Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Shares of the Fund, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such company for and upon the order of customers. U.S. Trust, Citibank and certain Shareholder Organizations may be subject to such banking laws and regulations. State securities laws may differ from the interpretations of Federal law discussed in this paragraph and banks and financial institutions may be required to register as dealers pursuant to state law.

   Should legislative, judicial, or administrative action prohibit or restrict the activities of U.S. Trust, Citibank or other Shareholder Organizations in connection with purchases of Fund Shares, U.S. Trust, Citibank and such Shareholder Organizations might be required to alter materially or discontinue the investment services offered by them to Customers. It is not anticipated, however, that any resulting change in the Fund's method of operations would affect its net asset value per Share or result in financial loss to any shareholder.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

   The Trust Instrument of the Trust permits its trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Trust reserves the right to create and issue any number of series, in which case investments in each series would participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has one active series: Excelsior Institutional Money Fund.

   Each Share of the Fund represents an interest in the Fund that is proportionate with the interest represented by each other Share. Shares have no preference, preemptive, conversion or similar rights. Shares are fully paid and nonassessable when issued, except as set forth below. Shareholders are entitled to one vote for each Share held on matters on which they are entitled to vote. The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more trustees of the Trust at a shareholders meeting by vote of two-thirds of the outstanding shares of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

   Excelsior Funds is a business trust organized under the laws of the State of Delaware. Under Delaware law, shareholders of Delaware business trusts are entitled to the same limitation on personal liability extended to shareholders of private for-profit corporations organized under the General Corporation Law of the State of Delaware; the courts of other states may not apply Delaware law, however, and shareholders may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust and the Fund, their shareholders, trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and the Fund itself was unable to meet its obligations.

   Shareholders of all series of the Trust will vote together to elect trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

   The Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, it is not expected that the liabilities of the Portfolio would ever exceed its assets. For more information regarding the trustees of the Trust and the Portfolio, see "Management of the Trust and the Portfolio" in the Statement of Additional Information.

                              YIELD INFORMATION

   From time to time, in advertisements or in reports to shareholders, the yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of the Fund may be compared to the applicable averages compiled by Donaghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds. The yield of the Fund may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

   Yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yield of the Fund.

   The Fund may advertise a seven-day yield, which refers to the income generated over a particular seven-day period identified in the advertisement by an investment in the Fund. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a fifty-two week period, and is then shown as a percentage of the investment. The Fund may also advertise its "effective yield," which is calculated similarly except that, when annualized, income is assumed to be reinvested, thereby making the effective yield slightly higher because of the compounding effect of the assumed reinvestment. See "Yield Information" in the Statement of Additional Information.

   Yields will fluctuate and any quotation of yield should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to accounts of Customers that have invested in Shares will not be included in calculations of performance.

                                MISCELLANEOUS

   Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants.

                      APPENDIX - DESCRIPTION OF RATINGS

DESCRIPTION OF THE HIGHEST COMMERCIAL PAPER RATINGS

   A commercial paper rating by Moody's Investors Service, Inc. ("Moody's") is an opinion of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1 is the highest commercial paper rating employed by Moody's. Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics. (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
(5) well established access to a range of financial markets and assured sources of alternate liquidity.

   A commercial paper rating by Standard & Poor's Ratings Group ("Standard & Poor's") is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. A-1 is the highest commercial paper rating employed by Standard & Poor's. Issues assigned an "A" rating are regarded as having the greatest capacity for timely payment, and an issue designated with an A-1 rating is regarded as having a strong degree of safety with regard to timely payment. Those issues determined to possess extremely strong safety characteristics are rated A-1+.

DESCRIPTION OF THE HIGHEST CORPORATE BOND RATINGS

   Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality by all standards. Together with bonds rated Aa (Moody's second highest rating) they comprise what are generally known as high-grade bonds.

   Debt rated AAA by Standard & Poor's represents the highest rating assigned by Standard & Poor's to be the highest grade obligation and to have an extremely strong capacity to pay interest and repay principal.

LOGO                        CHASE GLOBAL FUNDS SERVICES COMPANY     NEW
                            CLIENT SERVICES                         ACCOUNT
                            P.O. BOX 2798                           APPLICATION
                            BOSTON, MA 02208-2798
ACCOUNT REGISTRATION        (800) 909-1989


|_| Individual |_| Joint Tenants |_| Trust |_| Gift/Transfer to Minor |_| Other __________________________

Note: Joint tenant registration will be as "joint tenants with right of survivorship" unless otherwise specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and the date of the trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN"). For IRA accounts a different application is required.

-------------------------------------------------   --------------------------------------------------
Name(s) (please print)                              Social Security # or Taxpayer Identification #
                                                    (     )
-------------------------------------------------   --------------------------------------------------
Name                                                Telephone #

                                                    |_| U.S. Citizen  |_| Other (specify)_____________
-------------------------------------------------
Address

-------------------------------------------------
City/State/Zip Code


Fund Selection (The minimum initial investment is $1,000. Make checks payable to "Excelsior Funds.")


                                Initial Investment
|_| Institutional Money Fund    $___________ 803
Note: If investing by wire,       A. By Mail: Enclosed is a check in the amount of
you must obtain a Bank Wire       $___________ payable to "Excelsior Funds."
Control Number. To do so,         B. By Wire: A bank wire in the amount of $__________ has been
please call (800) 909-1989        sent to the Fund from___________________    ___________________
and ask for the Wire Desk.                              Name of Bank          Wire Control Number

Capital Gain and Dividend Distributions: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:
|_| All dividends are to be        |_| reinvested           |_| paid in cash
|_| All capital gains are to be    |_| reinvested           |_| paid in cash

Account Privileges

   Telephone exchange and redemption              Authority to transmit redemption proceeds to
   |_| I/We appoint CGFSC as my/our agent to      pre-designated account.
   act upon instructions received by              I/We hereby authorize CGFSC to act upon
   telephone in order to effect the telephone     instructions received by telephone to
   exchange and redemption privileges. I/We       withdraw $500 or more from my/our account in
   hereby ratify any instructions given           Excelsior Funds and to wire the amount
   pursuant to this authorization and agree       withdrawn to the following commercial bank
   that Excelsior Funds, Excelsior                account. I/We understand that CGFSC charges
   Institutional Trust, CGFSC and their           an $8.00 fee for each wire redemption, which
   directors, trustees, officers and              will be deducted from the proceeds of the
   employees will not be liable for any loss,     redemption.
   liability, cost or expense for acting upon     Title on Bank Account*
   instructions believed to be genuine and in     --------------------------------------------
   accordance with the procedures described       Name of Bank
   in the then current Prospectus. To the         --------------------------------------------
   extent that Excelsior Funds and Excelsior
   Institutional Trust fail to use reasonable     Bank A.B.A. Number ------ Account Number
   procedures as a basis for their belief,        --------------------------------------------
   they or their service contractors may be       Bank Address
   liable for instructions that prove to be       --------------------------------------------
   fraudulent or unauthorized.                    City/State/Zip Code
   I/We further acknowledge that it is my/our     --------------------------------------------
   responsibility to read the Prospectus of       (attach voided check here)
   any fund of Excelsior Institutional Trust
   into which I/we exchange.                      A corporation, trust or partnership must
   |_| I/We do not wish to have the ability to    also submit a "Corporate Resolution" (or
   exercise telephone redemption and exchange     "Certificate of Partnership") indicating the
   privileges. I/We further understand that       names and titles of officers authorized to
   all exchange and redemption requests must      act on its behalf.
   be in writing.                                 * Title on bank and Fund account must be
                                                  identical.

Agreements and Signatures

By signing this application, I/we hereby certify under penalty of perjury that the information on this application is complete and correct and that as required by Federal law:

|_| I/We certify that (1) the number(s) shown on this form is/are the correct taxpayer identification number(s) and (2) I/we are not subject to backup withholding either because I/we have not been notified by the Internal Revenue Service that I/we are subject to backup withholding, or the IRS has notified me/us that I am/we are no longer subject to backup withholding. (Note: If any or all of Part 2 is not true, please strike out that part before signing.)

|_| If no taxpayer identification number ("TIN") or SSN has been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN, and I/we understand that if I/we do not provide this number to CGFSC within 60 days of the date of this application, or if I/we fail to furnish my/our correct SSN or TIN, I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide this number on Form W-9. You may request the form by calling CGFSC at the number listed above).

I/We represent that I am/we are of legal age and capacity to purchase shares of Excelsior Funds. I/We have received, read and carefully reviewed a copy of the Fund's current Prospectus and agree to its terms and by signing below. I/we acknowledge that neither the Fund nor the Distributor is a bank and that Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank and Fund Shares are not federally insured by, guaranteed by or obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency; that while the Fund seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions, there can be no assurance that it will be able to do so on a continuous basis; and investment in the Fund involves investment risk, including the possible loss of the principal amount invested.

The Internal Revenue Service does not require your consent to any provisions of this form other than the certifications required to avoid backup withholding.


X______________________________________ Date___________________________________
Owner Signature

X______________________________________ Date___________________________________
Co-Owner Signature

Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for a corporation, trust custodial account, etc.)

For Use by Authorized Agent (Broker/Dealer) Only

We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Signature Broker-Dealer Services, Inc. and with the Prospectus and Statement of Additional Information of the Fund.


---------------------------------------- ---------------------------------------
Investment Dealer's Name                  Source of Business Code
---------------------------------------- ---------------------------------------
Main Office Address                       Branch Number
---------------------------------------- ---------------------------------------
Representative's Number                   Representative's Name
---------------------------------------- ---------------------------------------
Branch Address                            Telephone
---------------------------------------- ---------------------------------------
Investment Dealer's Authorized Signature  Title

                              TABLE OF CONTENTS

                                                                         Page
                                                                         ----
SUMMARY OF EXPENSES  ....................                                  1
FINANCIAL HIGHLIGHTS  ...................                                  2
INVESTMENT OBJECTIVE AND POLICIES  ......                                  3
SPECIAL INFORMATION CONCERNING HUB AND
  SPOKE(R) STRUCTURE ....................                                  7
PRICING OF SHARES  ......................                                  8
HOW TO PURCHASE AND REDEEM SHARES  ......                                  9
INVESTOR PROGRAMS  ......................                                 13
NET INCOME, DIVIDENDS AND DISTRIBUTIONS                                   15
TAXES  ..................................                                 16
MANAGEMENT OF THE TRUST AND THE
  PORTFOLIO .............................                                 17
DESCRIPTION OF SHARES, VOTING RIGHTS AND
  LIABILITIES ...........................                                 20
YIELD INFORMATION  ......................                                 21
MISCELLANEOUS  ..........................                                 22
APPENDIX - DESCRIPTION OF RATINGS  ......                                A-1


   No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in Excelsior Funds' Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Excelsior Funds or its Distributor. This Prospectus does not constitute an offer by Excelsior Funds or its Distributor in any jurisdiction in which, or to any person to whom, such offer may not lawfully be made.

EIMFP 197

                                     LOGO

                                INSTITUTIONAL
                                  MONEY FUND

                                  PROSPECTUS
                               JANUARY 1, 1997